January 2023 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, drought, pandemics, climate change and extreme weather; and unanticipated legal or regulatory proceedings. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $16.5 Billion Gross Loans: $ 9.1 Billion Total Deposits (Including Repos):$13.4 Billion Total Equity: $ 1.9 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 1/13/2023 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2022 Bank Accomplishments & Ratings 183 Consecutive Quarters of Profitability 133 Consecutive Quarters of Cash Dividends Ranked #4 Forbes, 2022 Best Banks in America (January 2022) Ranked #1 Forbes, 2021 Best Banks in America (January 2021) Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) BauerFinancial Report Five Star Superior Rating 54 Consecutive Quarters Fitch Rating BBB+ (April 2022) One of the 10 largest bank holding companies in CA 4

62 Business Financial Centers 4 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (2022)

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

Q4 2022 Financial Highlights Profitability ROATCE = 23.65% ROAA = 1.60% NIM = 3.69% Efficiency Ratio = 36.31% Income Statement Q4 Net Income = $66.2 million / EPS = $0.47 $2.5 million provision for credit losses ~43% growth in pretax pre-provision income from Q4’21 Balance Sheet Growth QTR/QTR Core loan growth of $189.7 million ~ 9% annualized Seasonal Dairy & livestock loan growth of $123.8 million Average deposits decrease sequentially by $527.9 million ~ 3.7% Loans-to-deposits 70.73% $161 million average overnight borrowings Asset Quality Q4 Net recoveries = $16K NPA/TA = 0.03% (NPA = $4.9 million) Classified loans = $78.7 million or 0.87% of total loans ACL = $85.1 million or 108% of classified loans Capital CET1 Ratio = 13.5% Total Risk-Based Ratio = 14.4% Tangible Common Equity Ratio = 7.4%

YTD 2022 Financial Highlights Profitability ROATCE = 18.85% ROAA = 1.39% NIM = 3.30% Efficiency Ratio = 38.98% Income Statement 2022 Net Income = $235.4 million / EPS = $1.67 $10.6 million provision for credit losses ~ 25% growth in pretax pre-provision income Balance Sheet Growth YR/YR ~$1.2 billion loan growth $775 million loans acquired in Suncrest merger Core loan growth of $634 million ~ 8% $177 million PPP loan forgiveness $700 million growth in investment portfolio Average deposit growth of $1.6 billion ~ 13% ~$1.2 billion deposits acquired in Suncrest merger Asset Quality 2022 Net recoveries = $893K $2 million decline in NPA YR/YR YR/YR ACL increased from 0.82% of total loans to 0.94% Capital CET1 Ratio = 13.5% Total Risk-Based Ratio = 14.4% Tangible Common Equity Ratio = 7.4%

Selected Ratios 2020 2021 2022 Q4’21 Q3’22 Q4’22 ROATCE 14.25% 15.93% 18.85% 13.89% 21.34% 23.65% NIM 3.59% 2.97% 3.30% 2.79% 3.46% 3.69% Cost of Deposits 0.12% 0.04% 0.05% 0.03% 0.05% 0.08% Cost of Funds 0.13% 0.05% 0.06% 0.03% 0.05% 0.13% Efficiency Ratio 41.40% 41.09% 38.98% 41.80% 36.59% 36.31% NIE % Avg. Assets 1.49% 1.24% 1.28% 1.19% 1.25% 1.32% NPA % Total Assets 0.12% 0.04% 0.03% 0.04% 0.06% 0.03% Net Charge-Offs (Recoveries) to Avg. Loans 0.00% 0.04% (0.01%) 0.00% (0.00%) (0.00%) CET1 Ratio 14.8% 14.9% 13.5% 14.9% 13.5% 13.5% Total Risk-Based Capital Ratio 16.2% 15.6% 14.4% 15.6% 14.3% 14.4% Performance Credit Quality Capital

Selected Highlights ($ in Thousands) 2019 2020 2021 2022 3 YR CAGR Net Interest Income $ 435,772 $ 416,053 $414,550 $505,513 5% Noninterest Income 59,042 49,870 47,385 49,989 -5% Noninterest Expense (excl. Acq. exp.) 192,293 192,903 188,825 210,542 3% Acquisition Expense 6,447 - 962 6,013 PTPP 296,074 273,020 272,148 338,947 5% Provision for (Recapture of) Credit Losses 5,000 23,500 (25,500) 10,600 28% Earnings before Income Taxes 291,074 249,520 297,648 328,347 4% Net Income $207,827 $177,159 $212,521 $235,425 4% Operating Leverage - -7.4% -0.4% 9.1% Income Statement

Selected Highlights ($ in Thousands) 2019 2020 2021 2022 3 YR CAGR Average Loans $ 7,552,505 $ 8,066,483 $ 8,065,877 $ 8,676,820 5% Average PPP Loans - 699,807 614,146 75,853 - Average Total Securities 2,339,554 2,504,020 4,058,459 5,939,554 36% Average Noninterest-bearing Deposits 5,177,035 6,281,989 7,817,627 8,839,577 20% Average Total Deposits & Customer Repurchase Agreements 9,148,358 10,738,513 13,053,151 14,637,965 17% Average Borrowings 102,647 31,448 13,589 40,655 -27% Loan-to-deposit 86.68% 78.63% 64.82% 61.69% Average Balance Sheet

Pretax-Pre Provision Income PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. ($ in Millions)

Quality Loan Growth Balances as of period-end ($ in Millions) 9% Annualized Core Loan Growth* 8% Core Loan Growth* * Excluding Suncrest and PPP loans.

Line Utilization Trends 7 Total D&L C&I

Credit Quality

Net Interest Income and NIM ($ in Millions)

Earning Assets ($ in Millions) Average Earning Assets Yields

Cost of Deposits For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits of the 50 Banks in the KRX Index * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks)

2022 Share Repurchase Program ASR $70 million (2,994K shares retired) 10b5-1 Stock Repurchases (1,915K shares) Repurchase Program up to 10 Million Shares 2022 – 4.9 million shares repurchased Impact of Suncrest Acquisition and Share Repurchase Program on CVBF Common Stock

Dividends – 133 Consecutive Quarters 133 Consecutive Quarters More than 30 years of cash dividends since 1989 * Dividend payout ratio calculated on per share basis.

Strong Capital Ratios $885MM $737MM $568MM $436MM * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks)

Q4 2022 Allowance by Portfolio CECL Update Highlights Provision for credit loss of $2.5M in Q4 2022 Lifetime historical loss models - Macroeconomic variables include GDP, Unemployment Rate, & CRE price index Weighting of multiple forecasts Allowance for Credit Losses – by Loan Type ($ in Millions) 9/30/2022 12/31/2022 Variance Segmentation ACL Balance % of Loans ACL Balance % of Loans ACL Balance % of Loans C&I $7.1 0.75% $10.2 1.08% $ 3.1 0.33% SBA $2.8 0.95% $2.8 0.97% $0.0 0.02% Real estate:   Commercial RE $64.9 0.97% $64.8 0.94% $(0.1) -0.03% Construction $1.7 2.25% $1.7 1.93% $0.0 -0.32% SFR Mortgage $0.4 0.12% $0.4 0.14% $0.0 0.02% Dairy & livestock $5.0 1.55% $4.4 1.01% $(0.6) -0.54% Municipal lease $0.2 0.31% $0.3 0.36% $0.1 0.05% Consumer and other $0.5 0.60% $0.5 0.69% $0.0 0.09% Sub Total (Excluding PPP) $82.6 0.94% $85.1 0.94% $2.5 0.00%   PPP $0.0 0.00% $0.0 0.00% $0.0 0.00% Total $82.6 0.94% $85.1 0.94% $2.5 0.00% Key Economic Assumptions – Weighted Forecast FY’23 FY’24 FY’25 GDP % Change 0.3% 1.3% 2.8% Unempl. Rate 4.8% 5.1% 4.5%

Loans by Type CRE $6.88B C&I $0.95B Other $1.25B

($ in Thousands) # of Center Locations (12/31/22) Average Loans per Location Total Loans (12/31/22) % Los Angeles County 21 $159,120 $ 3,341,516 36.8% Central Valley and Sacramento 15 148,310 2,224,652 24.5% Orange County 10 112,390 1,123,896 12.4% Inland Empire (Riverside & San Bernardino Counties) 9 116,410 1,047,693 11.5% Central Coast 5 96,083 480,415 5.3% San Diego 2 168,749 337,497 3.7% Other California 144,835 1.6% Out of State 378,888 4.2% Total 62 $146,442 $ 9,079,392 100.0% Loans by Region

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Origination Year Collateral Type Balance ($ in Millions) % of Owner Occupied LTV at Origination Avg. Size ($ in Thousands) 2022 2021 2020 2019 2018 2017 2016 or earlier Industrial $ 2,280 48% 50% $ 1,597 21% 20% 12% 7% 8% 9% 23% Office 1,175 24% 55% 1,723 22% 15% 17% 10% 6% 7% 23% Retail 982 10% 48% 1,719 22% 19% 13% 7% 9% 7% 23% Multi-Family 794 1% 50% 1,527 22% 19% 20% 12% 9% 3% 15% Other 722 47% 47% 1,394 19% 20% 8% 11% 9% 8% 25% Farmland 518 99% 45% 1,496 20% 17% 22% 11% 6% 8% 16% Medical 336 34% 59% 1,580 12% 17% 13% 6% 8% 8% 36% Hospitality 78 26% 43% 3,127 0% 8% 13% 19% 11% 13% 36% Total $ 6,885 36% 50% $ 1,600 20% 18% 15% 9% 8% 8% 22%

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Real Estate Rental and Leasing $ 211 22% Manufacturing 156 16% Wholesale Trade 95 10% Construction 87 9% Arts, Entertainment, and Recreation 53 6% Health Care and Social Assistance 50 5% Professional, Scientific, and Technical Services 44 5% Transportation and Warehousing 41 4% Retail Trade 30 3% Other 182 19% Total $ 949 100%

Relationship-Centered Deposit Base At December 31, 2022

Deposits by Region ($ in Thousands) # of Center Locations (12/31/22) Total Deposits (9/30/22) Total Deposits (12/31/22) Average Deposits per Center (12/31/22) Los Angeles County 21 $5,546,882 $5,177,824 $246,563 Inland Empire (Riverside & San Bernardino Counties) 9 3,837,972 3,552,798 394,755 Central Valley and Sacramento 15 2,522,079 2,331,632 155,442 Orange County 10 1,889,755 1,796,647 179,665 Central Coast 5 453,556 450,786 90,157 San Diego 2 89,820 91,905 45,953 Other 180 84 Total 62 $14,340,243 $13,401,676 $216,156 *Includes Customer Repurchase Agreements. Average Cost of Deposits* (Annualized) 0.05% 0.08%

Relationship Banking Model Relationship Manager (Bank) Real Estate International Services Treasury Management Specialty Banking Construction Lending CitizensTrust/ Wealth Management Bankcard/ Processing SBA Citizens Home Lending Marketing Citizens Equipment Financing Government Services Customer Credit Management Division Dairy & Livestock Agribusiness Asset Based Lending

Digital and Technology Solutions Leveraging technology, digital transformation and data to better serve our clients and associates 34 Recently Completed Powerful personal and business online banking and mobile apps with Remote Deposit Personal financial management integration Same-day ACH, Personal External Transfers Intuitive, customizable, and targeted customer Online Banking training Zelle® person-to-person payments Digital solutions for online, contactless, and mobility payments and notification alerts Intelligent asset management tools for marketing distribution and business intelligence usage Enhanced Debit Card management and client controls Secure file transfer platform for payments Enhanced self-service Online Banking functionality Ongoing Technology Solutions Online Banking enhanced reporting and third party Fin Tech developer integrations Third-party accounting payment platform integrations Integrated Receivables and Payables Advanced merchant payment technology, integration, and intuitive client decision portal Robotic Process Automation driving efficiencies and customer service Enhanced Data Management reporting driving sales opportunities and efficiencies with customer 360 reporting Commercial loan workflow integration Treasury Management onboarding solutions Online Sales enablement tools

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com